Exhibit 99.1

© QTS. All Rights Reserved. QTS Update on COVID-19 Response March 26, 2020

© QTS. All Rights Reserved. 2 Forward Looking Statements Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, liquidity, portfolio performance results of operations, anticipated growth in our funds from operations and anticipated market conditions contain forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: • adverse economic or real estate developments in our markets or the technology industry; • obsolescence or reduction in marketability of our infrastructure due to changing industry demands; • global, national and local economic conditions; • risks related to the COVID-19 pandemic; • risks related to our international operations; • difficulties in identifying properties to acquire and completing acquisitions; • our failure to successfully develop, redevelop and operate acquired properties or lines of business; • significant increases in construction and development costs; • the increasingly competitive environment in which we operate; • defaults on, or termination or non-renewal of, leases by customers; • decreased rental rates or increased vacancy rates; • increased interest rates and operating costs, including increased energy costs; • financing risks, including our failure to obtain necessary outside financing; • dependence on third parties to provide Internet, telecommunications and network connectivity to our data centers; • our failure to qualify and maintain our qualification as a REIT; • environmental uncertainties and risks related to natural disasters; • financial market fluctuations; • changes in real estate and zoning laws, revaluations for tax purposes and increases in real property tax rates; and • limitations inherent in our current and any future joint venture investments, such as lack of sole decision-making authority and reliance on our partners’ financial condition. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it was made. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 (“10-K”) and in the other periodic reports we file with the Securities and Exchange Commission. This presentation includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as FFO, operating FFO, adjusted Operating FFO, EBITDAre, adjusted EBITDA, NOI, ROIC and MRR. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. As used herein, “Core” refers to our business that primarily consists of our hyperscale and hybrid colocation leases. Reconciliation of these measures to the most closely comparable GAAP measures are presented in the attached pages. We refer you to the appendix of this presentation for reconciliations of these measures and to the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Non-GAAP Financial Measures" in our 10-K for further information regarding these measures.

© QTS. All Rights Reserved. 3 QTS COVID-19 Response Plan QTS is actively monitoring developments with respect to COVID-19 and has taken numerous actions based on existing corporate policies • QTS’ priorities are the following: 1. Safety and wellness of our customers and partners 2. Safety and wellness of our employees 3. Providing resilient service • In accordance with our pre-positioned plans, we have taken various actions to protect against the potential spread of the virus while also safeguarding our ability to provide resilient service. • Activation of long-standing, pre-established Business Continuity, Emergency Response and Pandemic Response plans that provide resilience against unpredictable events. • These plans collectively address how QTS mitigates the spread of the illness and maintains business continuity across our Operations, IT, Security, Provisioning, Management, Monitoring, Supply Chain and general Business Support functions.

© QTS. All Rights Reserved. 4 QTS COVID-19 Response Plan – Customer & Employee Safety • We have significantly increased cleaning/disinfecting high-traffic areas and placed hand sanitizer at public locations throughout our sites. • We ask all customers to monitor their employees who may visit our sites for symptoms of COVID-19 and hold back any employee who shows symptoms. • We ask all customers to limit their employees visiting our sites to those who serve critical business needs. • QTS’ software-defined Service Delivery Platform provides additional flexibility for online monitoring, ordering, provisioning and predictive services for additional power and connectivity without the need to visit our sites. Customer Safety • We have implemented a remote work policy for all non-essential data center employees. This policy will run until further notice and will be amended as events warrant. • We have eliminated all non-essential travel globally. • Our staff is monitored daily for symptoms. If a data center essential employee shows symptoms in the future, he/she will seek immediate diagnosis and subsequent medical care if needed or simply stay at home until the symptoms pass. Non-essential data center employees are already working from home and will follow the same process. • We have canceled or postponed all events at our sites through April 2020 - this may continue beyond April 2020 as events warrant. • We will continue to host tours and sales meetings at our sites. For these meetings, we will limit QTS attendance to the crucial staff needed for the agenda and ask that our customers do the same. Employee Safety

© QTS. All Rights Reserved. 5 QTS COVID-19 Response Plan – Business Continuity • We are following pre-established Business Continuity, Emergency Response and Pandemic Response plans to ensure continuity of business operations and service resilience. • We have processes in place for internal employees (Facilities and Data Center Operations) that include backfilling roles on short notice if required. • We are in close contact with all third-party suppliers to ensure continuity of their operations and are satisfied with the action plans given by each. • We are confident in our ability to provide comprehensive 24/7 support and engineering services. This includes the ability to provide both mission-critical on-site engineers, as well as Remote Hands services. • We continue to monitor developments closely with information provided by the CDC as well as information from our healthcare partner, CIGNA. Business Continuity

© QTS. All Rights Reserved. 6 Update on COVID-19 Business Impacts • Each of QTS’ data centers remains fully operational • All QTS data centers are currently staffed with operational personnel at normal levels and the Company does not foresee any staffing risks at this time • QTS has concluded that in every jurisdiction in which the Company operates, QTS is currently considered an Essential Business that may continue its operations in the ordinary course. QTS’ essential staff are equipped with documentation to carry on their person that establishes the basis for their exemption from a potential stay-at-home order. • To date, the Company has not experienced any significant disruption or delay in its data center construction activities resulting from the COVID-19 pandemic • QTS remains in constant contact with its key suppliers and vendors to evaluate any anticipated changes in equipment availability or delivery timetables • Given the long lead time related to large data center equipment purchases (generators, UPS systems, chillers, etc.), QTS has already secured the significant majority of equipment required to deliver on its 2020 booked-not-billed backlog • QTS is evaluating accelerating the purchase of additional long-lead time data center equipment to further de-risk the Company’s anticipated construction activity extending into 2021 Data Center Operations and Supply Chain

© QTS. All Rights Reserved. 7 Update on COVID-19 Business Impacts • QTS has not seen a material shift in customer requests for extended payment terms, to date and anticipates at this time maintaining previously disclosed annual rental churn guidance of 3% – 6% • <10% of QTS’ in-place monthly recurring revenue is generated from the Hospitality, Retail, Oil & Gas, Transportation and Hedge Fund industries as of Dec. 31, 2019 • 50%+ of QTS’ in-place monthly recurring revenue is generated from the Content & Digital Media and Cloud & IT Services industries as of Dec. 31, 2019 • Customers’ data center infrastructure is typically critical to their day-to-day operations and among the last expenses to not be paid in a distressed scenario • Usage of QTS’ Service Delivery Platform (SDP) has accelerated over the past three weeks driven in part by the expanding remote workplace • Customers’ ability to remotely monitor and manage their infrastructure through a software-defined data center platform is differentiated in the data center landscape • The number of new, unique logins to SDP has increased approximately 30% over the last three weeks • The top SDP users are spending nearly twice the amount of time on the platform – 62 minutes compared to 36 minutes three weeks ago • In response to increasing connectivity needs tied to remote workplace requirements, since the beginning of March 2020 QTS has signed total IP bandwidth upgrades representing a 700%+ increase over the same period in 2019 • Non-customer market interest has grown significantly since the beginning of March 2020 as QTS has facilitated nearly 100 unique SDP demos, representing a 400% increase in velocity Customer Activity

© QTS. All Rights Reserved. 8 Balance Sheet and Liquidity Update • Reported net debt to LQA adjusted EBITDA of 5.6x, in line with QTS’ target leverage range of mid- to high-5x as of Dec. 31, 2019 • Pro forma leverage of 4.8x1 as of Dec. 31, 2019, including forward equity proceeds • $900M+ of available liquidity as of December 31, 2019, pro forma for forward equity proceeds1 • $679M of available capacity under the Company’s unsecured revolving credit facility • $16M of cash and cash equivalents • $220M2 of undrawn forward equity proceeds available as of February 18, 2020 • Subsequent to Feb. 18, 2020, QTS has raised an additional approximately $37M2 of incremental forward equity proceeds as of March 25, 2020 • To date, forward equity proceeds raised represent 75%+ of QTS’ expected ‘20 equity funding requirement. 1.Pro forma for the effects of cash expected to be received upon the full physical settlement of, and issuance of, 4.6 million shares of common stock pursuant to forward equity sales as of 2/18/20, assuming such proceeds were used to repay a portion of the Company’s outstanding debt. The company expects to use the proceeds from these forward equity agreements to fund future capital expenditures. 2. Reflects net proceeds available at the Company’s election to physically settle the forward equity sales 3. Includes QTS’ pro rata share of debt at the joint venture $3 $3 $5 $355 $229 $905 2020 2021 2022 2023 2024 2025+ • During Q4 ‘19, QTS extended its credit facility with improved pricing and increased capacity by $180M to $1.7B • No significant debt maturities until beyond 2022 • 70%+ of debt is subject to a fixed rate, including interest rate swap agreements Strong liquidity and access to capital No significant debt maturities until beyond 20223

© QTS. All Rights Reserved. 9 FAQs

© QTS. All Rights Reserved. 10 FAQs 1. What precautions are being taken? QTS is executing our Business Continuity, Emergency Response and Pandemic Response Plans which were developed in accordance with recognized industry standards. We have significantly ramped cleaning/disinfecting and placed hand sanitizer in high traffic areas. We have eliminated non-essential travel and expanded remote work for non-critical operations staff. Additionally, we are monitoring our staff closely for symptoms (with heightened focus on areas to have known cases, per the CDC). If any employee displays symptoms, he or she will immediately seek a medical diagnosis and subsequent care or work from home until the symptoms pass. 2. Will there by staffing changes at any of the sites? We are staffed at normal levels in all data centers and do not foresee any staffing risks at this time. Staff not part of critical site operations have transitioned to remote work to promote the health and safety of our customers and critical site staff. If you are reducing your on-site staff presence, our critical operations staff are standing by to assist. If you have scheduled activities that you can give advanced notice for support, it will help us to schedule/balance resources in order to meet your needs as well as the needs of others taking similar measures. We understand that not all efforts can be scheduled in advance, so we will continue to work with you through our ticketing process and OSC support teams to help you manage your environment during this time. 3. Will you notify customers if there is a confirmed case at a site by either employee or customer/vendor that visits the site? QTS is closely monitoring our staff and will notify our customers if we become aware of a confirmed COVID-19 case at any of our sites. Note: COVID-19 Update as of 3/26/20

© QTS. All Rights Reserved. 11 FAQs 4. As a customer, what steps need to be taken prior to arriving at a QTS facility? • Customers will continue to have access to their environments as usual. We encourage customers to follow the same safety protocols as recommended by the CDC. • Monitor local information about COVID-19 in your community. • Practice personal protective measures (e.g. hand washing, social distancing measures). Customers should not come on site if: • Currently experiencing any flu-like symptoms (including fever, body aches/pain, sore throat, cough, or shortness of breath). • Have been in contact with a confirmed Novel Corona (COVID-19) patient in the past 14 days. • Have traveled to, or been in physical contact with anyone who has traveled to, the following countries in the past 14 days: Asia (specifically Mainland China, Japan and South Korea), Italy, France or Iran. 5. Does QTS have specific plans to backfill employees that may fall ill? Yes. In addition to our mitigation plans, we also have plans to provide coverage for any part of our business that may be affected. 6. What is the action plan if an employee falls ill with COVID-19? Additional deep cleaning measures will be enacted in all areas where the employee was present. 7. How is QTS managing its Supply Chain and ensuring access to critical parts for both internal and customer use? We are in regular contact with Primary and Secondary sources to ensure access to critical parts and receive updates on overall supply chain readiness. This regular contact is also extended to additional suppliers - construction firms, equipment manufacturers, permitting agencies, inspection agencies and other suppliers critical to our business. Note: COVID-19 Update as of 3/26/20

© QTS. All Rights Reserved. 12 FAQs 8. When can we expect additional updates from you? We are monitoring developments closely with information provided by the CDC as well as information from our healthcare partner, CIGNA. Should events or conditions warrant we will update our website and provide email updates to our customers. 9. Will QTS share its Business Continuity, Emergency Response or Pandemic Plans? Our plans have been developed according to accepted industry standards and we have confidence in the content and execution of the plans. However, we do not share them outside of QTS. 10. Are QTS site services available? Yes. Security, Shipping and Receiving, and Data Center Operations (DCO), including Remote Hands and Eyes services, are all available. 11. Is QTS screening visitors at the data centers? Yes. We have implemented screening and social distance procedures for all visitors. We also continue to monitor all QTS employees for symptoms daily. 12. As states announce various forms of stay-at-home orders and business restrictions, will QTS be affected? QTS evaluates on a daily basis all of the various local, state and federal Shelter-In-Place orders in the jurisdictions in which we operate. We have concluded that in every jurisdiction, QTS is considered an Essential Business that may continue its operations in the ordinary course. QTS has taken measures to help protect the employees who are essential to the operation of our business by having employees who can effectively work remotely, to do so. We also have limited visitors to the site and enhanced screening. We have equipped our essential staff with documentation to carry on their person that establishes the basis for their exemption from the stay-at-home order, so that there is no issue with critical QTS staff making it to work. Note: COVID-19 Update as of 3/26/20